UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 4, 2010

United States Brent Oil Fund, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34704	27-0925904
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

1320 Harbor Bay Parkway, Suite 145
Alameda, CA  94502
Registrant's telephone number, including area code: (510) 522-9600

    Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Information.

United States Commodity Funds LLC, the General Partner of United States Brent Oil Fund, LP (“USBO”), though under no obligation to do so, has agreed to pay certain expenses of USBO, not including the management fee, brokerage commissions, or fees paid to outside directors of the General Partner, to the extent that any such other expenses exceed 0.15% (15 basis points) of USBO’s NAV, on an annualized basis, through December 31, 2010. The General Partner has no obligation to continue such payment into subsequent periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2010	UNITED STATES BRENT OIL FUND, LP.

By: United States Commodity Funds LLC, its general partner

/s/ Howard Mah
Howard Mah
Chief Financial Officer